Supplement to the
Spartan® Intermediate Treasury Bond Index Fund
Investor Class and Fidelity Advantage® Class
April 28, 2012
Summary Prospectus

Effective January 1, 2013, the following information replaces the similar information under the heading "Shareholder fees" under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)	None

The following information replaces the similar information under the heading "Purchase and Sale of Shares" on page 6.

Initial Purchase Minimum - Investor Class	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
Initial Purchase Minimum - Fidelity Advantage Class	$10,000
ITB-SUM-12-01  December 11, 2012
1.954622.100

The fund may waive or lower purchase minimums in other circumstances.